UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 29, 2004

UNITY BANCORP, INC.
(Exact name of Registrant as Specified in its Charter)

New Jersey	1-12431	22-3282551
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

64 OLD HIGHWAY 22, CLINTON, NEW JERSEY	08809
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (908) 730-7630

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c)

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

                Effective December 31, 2004, Samuel Stothoff, Peter DeTommaso and Donna Butler have elected to retire and/or resign from the Board of Directors of the Registrant and Unity Bank (the Registrant’s subsidiary).  The press release announcing such retirement and/or resignation is attached hereto as Exhibit 99.1.

9.01. Financial Statements and Exhibits

                (c)  Exhibits

Exhibit No.	Description
99.1	Press Release dated November 29, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITY BANCORP, INC.
(Registrant)

Dated: December 2, 2004	By: /s/ Alan J. Bedner, Jr.
Alan J. Bedner, Jr.
EVP and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release dated November 29, 2004.